UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

TRINITY CAPITAL INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street Suite 302 Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market
7.00% Notes due 2025	TRINL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2024, consistent with its long-term succession plans, the Trinity Capital Inc. (the “Company”) Board of Directors (the “Board”) unanimously elected Michael Testa as Chief Financial Officer (“CFO”) and Treasurer of the Company, effective immediately on January 5, 2024, to succeed the Company’s current CFO and Treasurer, David Lund.  Mr. Lund will remain an employee of the Company, focusing on strategic growth initiatives.

Mr. Lund has served as the Company’s Chief Financial Officer and Treasurer since November 2020 and as the Company’s Executive Vice President — Finance and Strategic Planning since September 2019.

Mr. Testa, age 42, has served as the Company’s Chief Accounting Officer since November 2020. Prior to joining the Company, Mr. Testa was vice president and controller at Oxford Funds, a credit-focused asset manager, from 2017 to 2020. Before that, Mr. Testa worked within the financial services practice of Ernst & Young LLP, focusing on financial audits of clients in the asset management industry, from 2004 to 2017.

Mr. Testa will receive a base salary consistent with the Company’s current executive compensation practices and benefits materially similar to those disclosed in the Company’s 2023 proxy statement.

There are no arrangements or understandings between Mr. Testa and any other persons pursuant to which he was elected as the CFO and Treasurer of the Company. Mr. Testa does not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no current or proposed transactions between the Company and Mr. Testa or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On January 5, 2024, the Company issued a press release pertaining to the matters described above. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	Trinity Capital Inc.

	By:	/s/ Kyle Brown
		Name:	Kyle Brown
		Title:	Chief Executive Officer

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